Amplify ETF Trust

Supplement Dated July 31, 2020 to the Prospectuses and Statements of Additional Information, each Dated March 2, 2020, and the Summary Prospectuses, each Dated March 3, 2020 of:

Amplify Online Retail ETF
Amplify CWP Enhanced Dividend Income ETF (formerly Amplify YieldShares CWP Dividend & Option Income ETF)
Amplify Transformational Data Sharing ETF
Amplify Advanced Battery Metals and Materials ETF
Amplify BlackSwan Growth & Treasury Core ETF
Amplify CrowdBureau® Peer-to-Peer Lending & Crowdfunding ETF
Amplify International Online Retail ETF
Amplify Seymour Cannabis ETF
Amplify High Income ETF (formerly YieldShares High Income ETF)

(each, a “Fund” and collectively, the “Funds”)

Effective immediately, for each Fund, the following disclosure replaces the first paragraph in the section “Summary Information – Fund Fees and Expenses” of each Fund’s Prospectus:

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Effective immediately, for each Fund, the following disclosure replaces the second paragraph in the section “Summary Information – Purchase and Sale of Shares” of each Fund’s Prospectus:

Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.amplifyetfs.com.

Effective immediately, the second paragraph in the section “How to Buy and Sell Shares – Fund Share Trading Prices” of each Fund’s prospectus is deleted in its entirety.

Effective immediately, the following disclosure replaces the disclosure in the section “Premium/Discount Information” of each Fund’s prospectus:

Information showing the number of days the market price of the Fund’s Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year, and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter), is available at www.amplifyetfs.com.

Effective immediately, the following disclosure replaces the last two paragraphs in the section “General Description of the Trust and the Fund” in each Fund’s (except Amplify Online Retail ETF) Statement of Additional Information:

The shares of the Fund list and principally trade on NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”). The shares will trade on the Exchange at market prices that may be below, at or above net asset value (“NAV”). ETFs, such as the Fund, do not sell or redeem individual shares of the Fund. Instead, financial entities known as “authorized participants” (which are discussed in greater detail below) that have contractual arrangements with the Fund or the Distributor to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as “Creation Units.” An authorized participant that purchases a Creation Unit of Fund shares deposits with the Fund a “basket” of securities and other assets identified by the Fund that day, and then receives the Creation Unit of Fund shares in return for those assets. The redemption process is the reverse of the purchase process: the authorized participant redeems a Creation Unit of Fund shares for a basket of securities and other assets. The basket is generally representative of the Fund’s portfolio, and together with a cash balancing amount, it is equal to the NAV of the Fund shares comprising the Creation Unit. Pursuant to Rule 6c-11 of the 1940 Act, the Fund may utilize baskets that are not representative of the Fund’s portfolio. Such “custom baskets” are discussed in the section entitled “Creations and Redemptions of Creation Units.”

Effective immediately, the following disclosure replaces the last two paragraphs in the section “General Description of the Trust and the Fund” in Amplify Online Retail ETF’s Statement of Additional Information:

The shares of the Fund list and principally trade on The NASDAQ Stock Market LLC. (“NASDAQ” or the “Exchange”). The shares will trade on the Exchange at market prices that may be below, at or above net asset value (“NAV”). ETFs, such as the Fund, do not sell or redeem individual shares of the Fund. Instead, financial entities known as “authorized participants” (which are discussed in greater detail below) that have contractual arrangements with the Fund or the Distributor to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as “Creation Units.” An authorized participant that purchases a Creation Unit of Fund shares deposits with the Fund a “basket” of securities and other assets identified by the Fund that day, and then receives the Creation Unit of Fund shares in return for those assets. The redemption process is the reverse of the purchase process: the authorized participant redeems a Creation Unit of Fund shares for a basket of securities and other assets. The basket is generally representative of the Fund’s portfolio, and together with a cash balancing amount, it is equal to the NAV of the Fund shares comprising the Creation Unit. Pursuant to Rule 6c-11 of the 1940 Act, the Fund may utilize baskets that are not representative of the Fund’s portfolio. Such “custom baskets” are discussed in the section entitled “Creations and Redemptions of Creation Units.”

Effective immediately, the “Creation and Redemption of Creation Unit Aggregations—General” subsection of each Fund’s Statement of Additional Information is deleted in its entirety and replaced with the following:

General. Except under limited circumstances, ETFs, such as the Fund, do not sell or redeem individual shares of the Fund. Instead, financial entities known as “authorized participants” (which are discussed in greater detail below) that have contractual arrangements with the Fund or the Distributor purchase and redeem Fund shares directly with the Fund in large blocks of shares known as “Creation Units.” An authorized participant that purchases a Creation Unit of Fund shares deposits with the Fund a “basket” of securities and other assets identified by the Fund that day, and then receives the Creation Unit of Fund shares in return for those assets. After purchasing a Creation Unit, the authorized participant may continue to hold the Fund shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the authorized participant redeems a Creation Unit of Fund shares for a basket of securities and other assets. The combination of the creation and redemption process with secondary market trading in Fund shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of Fund shares at or close to the NAV per share of the Fund.

Effective immediately, the following is added immeditately after the “Creation and Redemption of Creation Unit Aggregations–General” subsection of each Fund’s Statement of Additional Information:

Authorized Participants. An “Authorized Participant” is a member or participant of a clearing agency registered with the SEC that has a written agreement with the Fund or one of its service providers that allows the Authorized Participant to place orders for the purchase or redemption of Creation Units.

Custom Baskets. The basket is generally representative of the Fund’s portfolio, and together with a cash balancing amount, it is equal to the NAV of the Fund shares comprising the Creation Unit. However, Rule 6c-11 of the 1940 Act permits the Fund to utilize “custom baskets” provided the conditions of the rule are met. Rule 6c-11 defines “custom baskets” to include two categories of baskets. First, a basket containing a non-representative selection of the ETF’s portfolio holdings would constitute a custom basket. These types of custom baskets include, but are not limited to, baskets that do not reflect: (i) a pro rata representation of the Fund’s portfolio holdings; (ii) a representative sampling of the Fund’s portfolio holdings; or (iii) changes due to a rebalancing or reconstitution of the Fund’s securities market index, if applicable. Second, if different baskets are used in transactions on the same Business Day (as defined below), each basket after the initial basket would constitute a custom basket. For example, if the Fund exchanges a basket with either the same or another authorized participant that reflects a representative sampling that differs from the initial basket, that basket (and any such subsequent baskets) would be a custom basket. Similarly, if the Fund substitutes cash in lieu of a portion of basket assets for a single authorized participant, that basket would be a custom basket.

A “Business Day” is generally any day on which the New York Stock Exchange (“NYSE”), the Exchange and the Trust are open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Rule 6c-11 of the 1940 Act requires ETFs (such as the Fund) to adopt and implement written policies and procedures that govern the construction of baskets and the process that will be used for the acceptance of baskets. These policies and procedures must cover the methodology that the ETF will use to construct baskets. The policies and procedures also detail when the ETF would use representative sampling of its portfolio to create its basket, and how the ETF would sample in those circumstances. The policies and procedures also should detail how the ETF would replicate changes in the ETF’s portfolio holdings as a result of the rebalancing or reconstitution of the ETF’s underlying securities market index, if applicable. Rule 6c-11 also requires the policies and procedures to (i) set forth detailed parameters for the construction and acceptance of custom baskets that are in the best interests of the ETF and its shareholders, including the process for any revisions to, or deviations from, those parameters; and (ii) specify the titles or roles of the employees of the ETF’s investment adviser who are required to review each custom basket for compliance with those parameters.

Effective immediately, the “Creation and Redemption of Creation Units Aggregations—Purchase and Issuance of Creation Unit Aggregations” subsection of each Fund’s Statement of Additional Information is deleted in its entirety and replaced with the below:

Purchase and Issuance of Creation Units. The consideration for purchase of a Creation Unit of shares of the Fund generally consists of the in-kind deposit of a designated portfolio of securities and other instruments (the “Deposit Instruments”) and an amount of cash computed as described below (the “Cash Component”). Together, the Deposit Instruments (and/or any cash with respect to cash purchases and cash-in-lieu amounts) and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund.

The Cash Component is sometimes also referred to as the Balancing Amount. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the NAV of Fund shares (per Creation Unit) and the “Deposit Amount”—an amount equal to the aggregate market value of the Deposit Instruments and/or cash in lieu of all or a portion of the Deposit Instruments. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the Deposit Amount), the creator will receive the Cash Component.

On each Business Day, prior to the opening of business of the Exchange (currently 9:30 a.m., Eastern Time), the list of the names and the required quantity of each Deposit Instrument, as well as the estimated Cash Component (if any) that will be applicable to Fund Deposits for the Fund for that day (subject to correction of any errors), are made available through the NSCC. Such Fund Deposit information is applicable in order to effect creations of Creation Units of the Fund until a new list is announced on the next Business Day.

Effective immediately, the “Creation and Redemption of Creation Unit Aggregations—Redemptions of Creation Unit Aggregations—Redemption of Fund Shares in Creation Unit Aggregations” subsection of each Fund’s Statement of Additional Information is deleted in its entirety and replaced with the below:

Redemption of Fund Shares in Creation Units. Beneficial Owners of Fund shares may sell their shares in the secondary market, but must accumulate enough shares to constitute a Creation Unit to redeem through the Fund. The Fund will not redeem shares in amounts less than Creation Units and there can be no assurance that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur customary brokerage and other costs in connection with assembling a sufficient number of Fund shares to constitute a redeemable Creation Unit. Redemption requests must be placed by or through an Authorized Participant. Creation Units will be redeemable at their NAV per Creation Unit next determined after receipt of a request for redemption by the Fund.

On each Business Day, prior to the opening of business of the Exchange (currently 9:30 a.m., Eastern Time), the list of the names and the required quantity of Deposit Instruments, as well as the estimated Cash Redemption Amount (as defined below) (if any) that will be applicable to redemptions for the Fund for that day (subject to correction of any errors), are made available through the NSCC. Such information is applicable in order to effect redemptions of Creation Units of the Fund until a new list is announced on the next Business Day.

The redemption proceeds for a Creation Unit generally consist of the Deposit Instruments—as announced on the Business Day of the request for redemption received in proper form—plus or minus cash in an amount equal to the difference between the net asset value of the Fund shares (per Creation Unit) being redeemed, as next determined on the Transmittal Date after receipt of a request in proper form on the Submission Date, and the aggregate market value of the Deposit Instruments (the “Cash Redemption Amount”), less the applicable Redemption Transaction Fee as described below and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. In the event that the Deposit Instruments have an aggregate market value greater than the net asset value of the Fund shares (per Creation Unit), a compensating cash payment equal to the difference plus the applicable Redemption Transaction Fee and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes, is required to be made by or through an Authorized Participant by the redeeming shareholder.

Orders to redeem Creation Units must be received by the transfer agent no later than Closing Time (ordinarily 4:00 p.m., Eastern Time) in each case on the date such order is placed in order for redemption of Creation Units to be effected based on the net asset value of shares of the Fund as next determined on such date after receipt of the order in proper form. This deadline may be extended upon agreement between the transfer agent, Authorized Participant and the Fund. The Fund may also accept orders to redeem Creation Units, which must be submitted as a “Future Dated Traded” set for one or more Creation Units between the Order Window in the manner set forth in the Participant Agreement and/or applicable order form. This deadline may be extended upon agreement between the transfer agent, Authorized Participant and the Fund.

The right of redemption may be suspended or the date of payment postponed (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of the Fund or determination of the Fund’s net asset value is not reasonably practicable; or (iv) in such other circumstances as are permitted by the SEC.

Effective immediately, all references to “AP” in each Fund’s Statement of Additional Information are deleted and replaced with “Authorized Participant” and all references to “Creation Unit Aggregation” or “Creation Unit Aggregations” are deleted and replaced with “Creation Unit” or “Creation Units”, respectively.

Please Retain This Supplement for Future Reference.